Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact: Tiffany Kanaga (765) 740-0314 tiffany.kanaga@elancoah.com

Media Contact: Colleen Dekker (317) 989-7011 colleen.dekker@elancoah.com

Elanco Appoints Robert (Bob) VanHimbergen as Chief Financial Officer

GREENFIELD, Ind. (May 28, 2025) Elanco Animal Health Incorporated (NYSE: ELAN) today announced the appointment of Robert VanHimbergen as Executive Vice President and Chief Financial Officer, effective July 7, 2025. VanHimbergen’s appointment follows an extensive and competitive search as part of the company’s commitment to long-term, sustained value creation. VanHimbergen succeeds Todd Young, who will remain with the company as an advisor through August 31, 2025, to facilitate a smooth transition.

VanHimbergen currently serves as the Senior Vice President and Chief Financial Officer of Hillenbrand, Inc., where he contributed to the company’s transformation into a pure-play industrial company. Prior to joining Hillenbrand, he spent 15 years at Johnson Controls where he led the global finance, accounting and reporting functions, was a member of the executive leadership team and was deeply involved in Johnson Controls' enterprise transformation initiative. He previously held roles within Johnson Controls, including CFO of the $9 billion automotive interiors business in Shanghai, China, and led the battery division in Asia. Prior to Johnson Controls, VanHimbergen spent nearly a decade at PricewaterhouseCoopers LLP working with large multi-national companies.

“We are excited for Bob to join the Elanco Executive Committee to help guide the continuation of our increasing value creation. With seven consecutive quarters of growth and a portfolio of potential blockbusters in launch mode, Elanco is focused on accelerating growth, globalizing and maximizing existing innovation, supporting the next wave of innovation, expanding margins, and improving cash generation,” said Jeff Simmons, Elanco President and CEO. “Bob’s nearly three decades of experience leading finance organizations, along with his leadership style focused on value creation will be extremely beneficial to build on our current momentum as we maximize the opportunity in front of us.”

“I am thrilled to join Elanco at this exciting time with the company’s momentum and diverse portfolio of innovation,” commented VanHimbergen. “I look forward to working with the leadership team to execute on the company’s strategy, accelerate growth and enhance shareholder value.”

Simmons continued, “On behalf of the entire Elanco organization, we are grateful for Todd’s contributions as we stood up Elanco as an independent company, completed acquisitions to diversify our portfolio, increased our global scale, delivered innovation, enhanced capabilities and took important steps to pay down debt. I express my appreciation to Todd for his more than six years of leadership with the Elanco team and enhancing animal health. I greatly value everything Todd has done to put Elanco in a position of strength. This is the right time for a proactive change.”

“It has been my privilege to work alongside such a dedicated Elanco team to position the company for its next stage of growth,” said Todd Young. “Elanco is well positioned to execute its strategy, and I look forward to supporting this transition.”

The company also reconfirms the second quarter and full year guidance issued on the first quarter earnings call on May 7, 2025.

ABOUT ELANCO

Elanco Animal Health Incorporated (NYSE: ELAN) is a global leader in animal health dedicated to innovating and delivering products and services to prevent and treat disease in farm animals and pets, creating value for farmers, pet owners, veterinarians, stakeholders and society as a whole. With 70 years of animal health heritage, we are committed to breaking boundaries and going beyond to help our customers improve the health of animals in their care, while also making a meaningful impact on our local and global communities. At Elanco, we are driven by our vision of Food and Companionship Enriching Life and our Elanco Healthy Purpose™ sustainability pillars – all to advance the health of animals, people, the planet and our enterprise. Learn more at www.elanco.com.

Cautionary Statement Regarding Forward-Looking Statements

The reconfirmation of guidance contained in this press release involves forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important risk factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions, including but not limited to the following:

•	operating in a highly competitive industry;
•	the success of our research and development (R&D), regulatory approval and licensing efforts;
•	the impact of disruptive innovations and advances in veterinary medical practices, animal health technologies and alternatives to animal-derived protein;
•	competition from generic products that may be viewed as more cost-effective;
•	changes in regulatory restrictions on the use of antibiotics in farm animals;
•	an outbreak of infectious disease carried by farm animals;
•	risks related to the evaluation of animals;
•	consolidation of our customers and distributors;
•	the impact of increased or decreased sales into our distribution channels resulting in fluctuations in our revenues;
•	our dependence on the success of our top products;
•	our ability to complete acquisitions and divestitures and to successfully integrate the businesses we acquire;
•	our ability to implement our business strategies or achieve targeted cost efficiencies and gross margin improvements;
•	manufacturing problems and capacity imbalances, including at our contract manufacturers;
•	fluctuations in inventory levels in our distribution channels;
•	risks related to the use of artificial intelligence in our business;
•	our dependence on sophisticated information technology systems and infrastructure, including the use of third-party, cloud-based technologies, and the impact of outages or breaches of the information technology systems and infrastructure we rely on;
•	the impact of weather conditions, including those related to climate change, and the availability of natural resources;
•	demand, supply and operational challenges associated with the effects of a human disease outbreak, epidemic, pandemic or other widespread public health concern;

•	the loss of key personnel or highly skilled employees;
•	adverse effects of labor disputes, strikes and/or work stoppages;
•	the effect of our substantial indebtedness on our business, including restrictions in our debt agreements that limit our operating flexibility and changes in our credit ratings that lead to higher borrowing expenses and restrict access to credit;
•	changes in interest rates that adversely affect our earnings and cash flows;
•	risks related to the write-down of goodwill or identifiable intangible assets;
•	the lack of availability or significant increases in the cost of raw materials;
•	risks related to foreign and domestic economic, political, legal and business environments;
•	risks related to foreign currency exchange rate fluctuations;
•	risks related to underfunded pension plan liabilities;
•	our current plan not to pay dividends and restrictions on our ability to pay dividends;
•	the potential impact that actions by activist shareholders could have on the pursuit of our business strategies;
•	risks related to tax expense or exposures;
•	actions by regulatory bodies, including as a result of their interpretation of studies on product safety;
•	the possible slowing or cessation of acceptance and/or adoption of our farm animal sustainability initiatives;
•	the impact of increased regulation or decreased governmental financial support related to the raising, processing or consumption of farm animals;
•	risks related to tariffs, trade protection measures or other modifications of foreign trade policy;
•	the impact of litigation, regulatory investigations and other legal matters, including the risk to our reputation and the risk that our insurance policies may be insufficient to protect us from the impact of such matters;
•	challenges to our intellectual property rights or our alleged violation of rights of others;
•	misuse, off-label or counterfeiting use of our products;
•	unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with our products;
•	insufficient insurance coverage against hazards and claims;
•	compliance with privacy laws and security of information;
•	risks related to environmental, health and safety laws and regulations; and
•	inability to achieve goals or meet expectations of stakeholders with respect to environmental, social and governance matters.

For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please see the company’s latest Form 10-K and Form 10-Qs filed with the Securities and Exchange Commission. Although we have attempted to identify important risk factors, there may be other risk factors not presently known to us or that we presently believe are not material that could cause actual results and developments to differ materially from those made in or suggested by the forward-looking statements contained in this press release. If any of these risks materialize, or if any of the above assumptions underlying forward-looking statements prove incorrect, actual results and developments may differ materially from those made in or suggested by the forward-looking statements contained in this press release. We caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Any forward-looking statement made by us in this press release speaks only as of the date thereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should be viewed as historical data.